Finance Receivables	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Finance Receivables

7. Finance Receivables

Finance receivables consist of receivables in relation to sales-type leases. The following table lists the components of the finance receivables as of December 31, 2014 and 2013:

As of December 31 (in thousands)	2014 EUR	2013 EUR

Finance receivables, gross	256,703	302,977
Unearned interest	(5,355)	(6,488)

Finance receivables, net	251,348	296,489
Current portion of finance receivables, gross	198,803	254,227
Current portion of unearned interest	(2,716)	(3,755)

Non-current portion of finance receivables, net	55,261	46,017

The decrease in finance receivables as of December 31, 2014 compared to December 31, 2013 was caused by a change in products, lower number of high-end system types included at the end of 2014 compared to 2013. At December 31, 2014, finance receivables due for payment in each of the next five years and thereafter are as follows:

(in thousands)	EUR

2015	198,803
2016	6,150
2017	36,450
2018	15,300
2019	-
Thereafter	-

Finance receivables, gross	256,703

We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, the aging of the finance receivables balances, and current economic conditions that may affect a customer’s ability to pay. In 2014, 2013 and 2012 we did not record any expected credit losses from finance receivables. As of December 31, 2014, the finance receivables were neither past due nor impaired.